                                                                        PAGE 1
                         BOATMEN'S NATIONAL BANK OF ST. LOUIS
               MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                      JANUARY 1, 1997 THROUGH JANUARY 31, 1997

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance                                $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                 28.44%
    (ii)  Class A-1 Notes Balance                           $82,654,904.00
    (iii) Class A-1 Notes Rate                                      5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                 41.29%
    (ii)  Class A-2 Notes Balance                          $120,000,000.00
    (iii) Class A-2 Notes Rate                                        6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                 26.27%
    (ii)  Class A-3 Notes Balance                           $76,343,707.00
    (iii) Class A-3 Notes Rate                                        6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                             4.00%
    (ii)  Class B Certificates Balance                      $11,624,943.00
    (iii) Class B Certificates Rate                                   7.05%
(F) Servicing Fee Rate                                                1.00%
(G) Weighted Average Coupon (WAC)                                     9.53%
(H) Weighted Average Original Maturity (WAOM)                        56.22     months
(I) Weighted Average Remaining Maturity (WAM)                        49.45     months
(J) Number of Receivables                                           24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                  2.00%
    (ii)  Reserve Account Initial Deposit                    $5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c)
          if 1.25% loss and delinq triggers hit -
          otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                         2.00%
          (b) Percent of Remaining Pool Balance                       3.25%
          (c) Trigger Percent of Remaining Pool Balance               6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance                                $230,537,357.95
(B) Total Note and Certificate Pool Factor                       0.7932508
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                            $22,568,707.95
    (ii) Class A-1 Notes Pool Factor                             0.2730474
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                           $120,000,000.00
    (ii) Class A-2 Notes Pool Factor                             1.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                            $76,343,707.00
    (ii) Class A-3 Notes Pool Factor                             1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                       $11,624,943.00
    (ii) Class B Certificates Pool Factor                        1.0000000
(G) Reserve Account Balance                                  $7,508,383.16
(H) Cumulative Net Losses for All Prior Periods              $1,323,980.85
(I) Net Loss Ratio for Second Preceding Period                        1.48%
(J) Net Loss Ratio for Preceding Period                               1.93%
(K) Delinquency Ratio for Second Preceding Period                     0.52%
(L) Delinquency Ratio for Preceding Period                            0.67%
(M) Weighted Average Coupon (WAC)                                     9.51%
(N) Weighted Average Remaining Maturity (WAM)                        44.28     months
(O) Number of Receivables                                           22,111



                                                                        PAGE 2
                         BOATMEN'S NATIONAL BANK OF ST. LOUIS
               MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                      JANUARY 1, 1997 THROUGH JANUARY 31, 1997

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                               $9,322,694.73
    (ii)  Prepayments in Full                                          0.00
    (iii) Repurchased Loan Proceeds Related to Principal               0.00
    (iv) Other Refunds Related to Principal                            0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                 1,885,430.50
    (ii)  Repurchased Loan Proceeds Related to Interest                0.00
(C) Weighted Average Coupon (WAC)                                      9.51%
(D) Weighted Average Remaining Maturity (WAM)                         43.41    months
(E) Remaining Number of Receivables                                  21,602
(F) Delinquent Receivables
                                                             Dollar Amount                             #  Units
                                                             -------------                             --------
    (i)  30-59 Days Delinquent                                   4,532,899              2.05%              406              1.88%
    (ii)  60-89 Days Delinquent                                  1,229,321              0.56%              114              0.53%
    (iii) 90 Days or More Delinquent                               474,240              0.21%               42              0.19%

(G) Repossessions
                                                             Dollar Amount                             #  Units
                                                             -------------                             --------
                                                                   235,953              0.11%               20              0.09%

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Account Investment Income                           $33,328.81
(B) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period                            528,644.77
(C) Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                   0.00
    (ii)  Liquidation Proceeds Related to Interest                    0.00
    (iii) Recoveries on Previously Liquidated Contracts          11,317.38
(D) Aggregate Net Losses for Collection Period                  517,327.39
(E) Actual Number of Days in Interest Period                         34.00

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                     $1,885,430.50
(B) Liquidation Proceeds Related to Interest                          0.00
(C) Repurchased Loan Proceeds Related to Interest                     0.00
(D) Recoveries from Prior Month Charge Offs                      11,317.38
(E) Investment Earnings from the Reserve Account                 33,328.81
(F) Total Interest Collections                                1,930,076.69

Principal:
(G) Principal Payments Received                              $9,322,694.73
(H) Liquidation Proceeds Related to Principal                         0.00
(I) Repurchased Loan Proceeds Related to Principal                    0.00
(J) Other Refunds Related to Principal                                0.00
(K) Total Principal Collections                               9,322,694.73

(L) Total Collections                                       $11,252,771.42

II. DISTRIBUTIONS                                                               Per $1,000 of
-----------------                                                            Original Balance
                                                                             ----------------

(A) Total Interest Collections                               $1,930,076.69
(B) Servicing Fee                                              $192,114.46               0.66

Interest                                                                        Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                         Original Balance
                                                                             ----------------
    (i)   Class A-1 Notes Monthly Interest Due                 $122,613.91        1.483443857
    (ii)  Class A-1 Notes Monthly Interest Paid
          (after reserve fund draw)                             122,613.91        1.483443857
                                                           ---------------



                                                                        PAGE 3
                         BOATMEN'S NATIONAL BANK OF ST. LOUIS
               MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                      JANUARY 1, 1997 THROUGH JANUARY 31, 1997

    (iii) Class A-1 Notes Monthly Interest Shortfall
          (after reserve fund draw)                                  $0.00                  0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                 $635,000.00        5.291666667
    (ii)  Class A-2 Notes Monthly Interest Paid
          (after reserve fund draw)                             635,000.00        5.291666667
                                                           ---------------
    (iii) Class A-2 Notes Monthly Interest Shortfall
          (after reserve fund draw)                                  $0.00                  0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                 $429,433.35              5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
          (after reserve fund draw)                             429,433.35              5.625
                                                           ---------------
    (iii) Class A-3 Notes Monthly Interest Shortfall
          (after reserve fund draw)                                  $0.00                  0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due             $68,296.54              5.875
    (ii)  Class B Certificates Monthly Interest Paid
          (after reserve fund draw)                              68,296.54              5.875
                                                           ---------------
    (iii) Class B Certificates Monthly Interest Shortfall
          (after reserve fund draw)                                  $0.00                  0
(G) Total Note and Certificate Interest Paid
          (after reserve fund draw)                          $1,255,343.80
(H) Excess Interest                                            $482,618.42

Principal
(I) Total Principal Collections                              $9,322,694.73
(J) Draw on Reserve Fund for realized losses                    528,644.77
(K) Total Amount Available for Principal Distribution        $9,851,339.50
(L) Class A-1 Notes Monthly Principal

                                                                                Per $1,000 of
                                                                             Original Balance
                                                                             ----------------
    (i)   Class A-1 Notes Monthly Principal Due               9,851,339.50        119.1863885
    (ii)  Class A-1 Notes Monthly Principal Paid
          (after reserve fund draw)                           9,851,339.50        119.1863885
                                                           ---------------
    (iii) Class A-1 Notes Monthly Principal Shortfall
          (after reserve fund draw)                                   0.00                  0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                       0.00                  0
    (ii)  Class A-2 Notes Monthly Principal Paid
          (after reserve fund draw)                                   0.00                  0
                                                           ---------------
    (iii) Class A-2 Notes Monthly Principal Shortfall
          (after reserve fund draw)                                   0.00                  0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                       0.00                  0
    (ii)  Class A-3 Notes Monthly Principal Paid
          (after reserve fund draw)                                   0.00                  0
                                                           ---------------
    (iii) Class A-3 Notes Monthly Principal Shortfall
          (after reserve fund draw)                                   0.00                  0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                  0.00                  0
    (ii)  Class B Certificates Monthly Principal Paid
          (after reserve fund draw)                                   0.00                  0
                                                           ---------------
    (iii) Class B Certificates Monthly Principal Shortfall
          (after reserve fund draw)                                   0.00                  0
(P) Total Note and Certificate Principal Paid                 9,851,339.50
(Q) Total Distributions                                      11,298,797.77
(R) Excess Servicing Releases from Reserve Account to
    Servicer                                                          0.00
(S) Amount of Draw from Reserve Account                         528,644.77
(T) Draw from Reserve Account plus Total Available Amount    11,781,416.19
III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                                              Beginning                      End
                                                              of Period                   of Period
                                                           ---------------             ---------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance                         $230,537,357.95             $220,686,018.45
    (ii)   Total Note  and  Certificate Pool Factor              0.7932508                   0.7593535
    (iii)  Class A-1 Notes Balance                           22,568,707.95               12,717,368.45
    (iv)   Class A-1 Notes Pool Factor                           0.2730474                   0.1538610
    (v)    Class A-2 Notes Balance                          120,000,000.00              120,000,000.00
    (vi)   Class A-2 Notes Pool Factor                           1.0000000                   1.0000000
    (vii)  Class A-3 Notes Balance                           76,343,707.00               76,343,707.00
    (viii) Class A-3 Notes Pool Factor                           1.0000000                   1.0000000
    (ix)   Class B Certificates Balance                      11,624,943.00               11,624,943.00
    (x)    Class B Certificate Pool Factor                       1.0000000                   1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                               9.51%                       9.51%
    (ii)  Weighted Average Remaining Maturity (WAM)                  44.28     months            43.41             months
    (iii) Remaining Number of Receivables                           22,111                      21,602
    (iv)  Portfolio Receivable Balance                     $230,537,357.95             $220,686,018.45

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------



                                                                                 PAGE 4
                         BOATMEN'S NATIONAL BANK OF ST. LOUIS
               MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                      JANUARY 1, 1997 THROUGH JANUARY 31, 1997

(A) Beginning Reserve Account Balance                        $7,508,383.16
(B) Draw for Realized losses                                    528,644.77
(C) Draw for Servicing Fee                                            0.00
(D) Draw for Class A-1 Notes Interest Amount                          0.00
(E) Draw for Class A-2 Notes Interest Amount                          0.00
(F) Draw for Class A-3 Notes Interest Amount                          0.00
(G) Draw for Class B Certificates Interest Amount                     0.00
(H) Total Draw for Losses, Servicing, Notes and
    Certificates                                                528,644.77
(I) Excess Interest                                             482,618.42
(J) Reserve Account Balance Prior to Release                  7,462,356.81

(K) Reserve Account Required Amount                          13,241,161.11

(L) Final Reserve Account Required Amount                    13,241,161.11

(M) Reserve Account Release to Servicer                               0.00

(N) Ending Reserve Account Balance                            7,462,356.81

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period                           $528,644.77
(B) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                   0.00
    (ii)  Liquidation Proceeds Related to Interest                    0.00
    (iii) Recoveries on Previously Liquidated Contracts          11,317.38
(C) Aggregate Net Losses for Collection Period                  517,327.39
(D) Net Loss Ratio for Collection Period (annualized)                 2.75%
(E) Cumulative Net Losses for all Periods                     1,841,308.24
(F) Delinquent Receivables
                                                             Dollar Amount                             #  Units
                                                             -------------                             --------
    (i)  30-59 Days Delinquent                                   4,532,899              2.05%              406              1.88%
    (ii)  60-89 Days Delinquent                                  1,229,321              0.56%              114              0.53%
    (iii) 90 Days or More Delinquent                               474,240              0.21%               42              0.19%

(G) Repossessions
                                                             Dollar Amount                             #  Units
                                                             -------------                             --------

                                                                   235,953              0.11%               20              0.09%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------
(A) Ratio of Net Losses to the Average Pool Balance
    (i)   Second Preceding Collection Period                                                                                1.48%
    (ii)  Preceding Collection Period                                                                                       1.93%
    (iii) Current Collection Period                                                                                         2.75%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                               2.05%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
    More to the Outstanding Balance of Receivables.
    (i)   Second Preceding Collection Period                                                                                0.52%
    (ii)  Preceding Collection Period                                                                                       0.67%
    (iii) Current Collection Period                                                                                         0.77%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                               0.65%

(C) Loss and Delinquency Trigger Indicator                  Trigger was hit




The undersigned officers of The Boatmen's National Bank of St.
Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.

                                                                        PAGE 5
                         BOATMEN'S NATIONAL BANK OF ST. LOUIS
               MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                      JANUARY 1, 1997 THROUGH JANUARY 31, 1997




------------------------------------               -----------------------------
Richard E. Grimmer                                 James D. Rudolphi
Senior Vice President and Controller               Vice President